                                                                Exhibit 24.1

                            ROBBINS & MYERS, INC.
                            ---------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------

              WHEREAS, Robbins & Myers, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31,1995:

              NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Daniel W. Duval his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to an intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of November, 1995.

                                                        /s/ Jerome F. Tatar
                                                        ----------------------
                                                        Jerome F. Tatar

                            ROBBINS & MYERS, INC.
                            ---------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------

               WHEREAS, Robbins & Myers, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31, 1995:

               NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Daniel W. Duval his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of November, 1995.


                                                        /s/John N. Taylor, Jr.
                                                        ----------------------
                                                        John N. Taylor, Jr.

                            ROBBINS & MYERS, INC.
                            ---------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------

              WHEREAS, Robbins & Myers, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31,1995:

              NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Daniel W. Duval his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of November, 1995.


                                                        /s/ Maynard H. Murch IV
                                                        -----------------------
                                                        Maynard H. Murch IV

                            ROBBINS & MYERS, INC.
                            ---------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------

               WHEREAS, Robbins & Myers, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31,1995:

               NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Daniel W. Duval his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of November, 1995.


                                                        /s/ Robert J. Kegerreis
                                                        -----------------------
                                                        Robert J. Kegerreis

                            ROBBINS & MYERS, INC.
                            ---------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------

              WHEREAS, Robbins & Myers, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31,1995:

              NOW, TBEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Daniel W. Duval his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of November, 1995.


                                                        /s/ Thomas P. Loftis
                                                        --------------------
                                                        Thomas P. Loftis

                            ROBBINS & MYERS, INC.
                            ---------------------

                          LIMITED POWER OF ATTORNEY
                          -------------------------

              WHEREAS, Robbins & Myers, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended August 31,1995:

              NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Daniel W. Duval his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the year ended August 31, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

              IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of November, 1995.

                                        /s/ William D. Manning, Jr.
                                        ---------------------------
                                            William D. Manning, Jr